Exhibit 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Atlantic BancGroup, Inc.'s ("Company") on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Young, Executive Vice President, Chief Financial Officer, and Corporate Secretary of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.




Date: November 4, 2003                              /s/ David L. Young
     -----------------                              ------------------
                                                    David L. Young
                                                    Executive Vice President,
                                                    Chief Financial Officer, and
                                                    Corporate Secretary